SUPPLEMENT TO

Calvert Variable Series, Inc.
Social Balanced Portfolio
Income Portfolio

Prospectus dated April 30, 2006

Date of Supplement: September 1, 2006

Matt Nottingham has resigned as co-portfolio manager of each Fund. To reflect this change, the Prospectus is revised as follows:

Delete all references to Matt Nottingham under "CVS Social Balanced -- Advisor, Subadvisors and Portfolio Managers -- Calvert Asset Management Company, Inc." on page 38; "CVS Social Balanced -- Advisor, Subadvisors and Portfolio Managers-- Fixed Income Investments of the Portfolio" on page 38; and "CVS Income -- Advisor and Portfolio Managers" on page 61.